                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



 Date of Report                                                   March 6, 2000
 (Date of earliest event reported)


                            Kankakee Bancorp, Inc.
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


        1-13676                                        36-3846489
 (Commission File Number)               (I.R.S. Employer Identification Number)



 310 South Schuyler Avenue, Kankakee, Illinois                          60901
    (Address of principal executive offices)                         (Zip Code)


                                (815) 937-4440
             (Registrant's telephone number, including area code)
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Item 5.  Other Information

On February 23, 2000, the Board of Directors of Kankakee Bancorp, Inc. (the "Company") elected William Cheffer to serve as chairman, chief executive officer and president of the Company, succeeding James G. Schneider, who passed away on February 15, 2000. In addition, Mr. Cheffer was also named chairman of Kankakee Federal Savings Bank (the "Bank"), the wholly-owned subsidiary of the Company. Also, the Board of Directors named Larry D. Huffman to serve as vice chairman of the Company and the Bank. The press releases issued by the Company in response to Mr. Schneider's death and the elections of Mr. Cheffer and Dr. Huffman are attached as exhibits to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          None.

     (b)  Pro Forma Financial Information.
          -------------------------------

          None.

     (c)  Exhibits.
          --------

          99.1  Press Release dated February 15, 2000

          99.2  Press Release dated February 25, 2000
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         KANKAKEE BANCORP, INC.



Dated:  March 3, 2000                    By: /s/ William Cheffer
                                            --------------------
                                            William Cheffer
                                             Chairman, President and
                                             Chief Executive Officer

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